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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 31, 2000

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                                MGM Grand, Inc.
            (Exact name of registrant as specified in its charter)


         DELAWARE                         0-16760                88-0215232
  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)


    3799 Las Vegas Boulevard South                                  89109
(Address of Principal Executive Offices)                         (Zip Code)


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                                (702) 891-3333
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             (Registrant's telephone number, including area code)



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        (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


       (a) On May 31, 2000, MGM Grand, Inc., a Delaware corporation (the "Company"), consummated its acquisition of Mirage Resorts, Incorporated, a Nevada corporation ("Mirage"), pursuant to that certain Agreement and Plan of Merger, dated as of March 6, 2000 (the "Merger Agreement"), by and among the Company, MGM Grand Acquisition, Inc., a Nevada corporation that was a wholly owned subsidiary of the Company ("Merger Sub"), and Mirage. The Company's acquisition of Mirage was effected by merging Merger Sub with and into Mirage (the "Merger"), with Mirage continuing as the surviving corporation. As consideration for the Merger and pursuant to the terms of the Merger Agreement, the Company paid to Mirage's stockholders $21.00 in cash for each share of Mirage common stock outstanding on completion of the Merger. In addition, each outstanding option to purchase Mirage common stock became the right to receive the difference between $21.00 per share and the per share exercise price of such option. The total aggregate consideration paid to Mirage stockholders and option holders was approximately $4.4 billion. The source of the funds for, and the terms of borrowings made by the Company in connection with, the Merger are described under the headings "Use of Proceeds," at page S-18, "Capitalization," at page S-19, "Description of the Notes," at pages S-60 through S-75, and "Description of Our Long Term Debt," at pages 12 through 16, in the Company's Prospectus Supplement dated May 22, 2000 to its Prospectus dated May 5, 2000 (collectively, the "Prospectus Supplement") attached hereto as Exhibit 99.1, which are incorporated herein by reference.

          (b) A description of the business of Mirage is included under the heading "Business and Properties," at pages S-40 through S-48, in the Prospectus Supplement, which is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


       (a)  Financial statements of businesses acquired.

       The audited financial statements of Mirage for the three previous fiscal years, and the accountant's report related thereto, set forth in Item 8. Consolidated Financial Statements and Supplementary Data in Mirage's Annual Report on Form 10-K for the year ended December 31, 1999 are incorporated herein by reference.

       (b)  Pro forma financial information.

       The required pro forma financial information relating to the Company's acquisition of Mirage for the three months ended March 31, 2000 and the year ended December 31, 1999, set forth on pages S-21 through S-25 of the Prospectus Supplement, is incorporated herein by reference.

       (c)  Exhibits

       2.1 Agreement and Plan of Merger, dated as of March 6, 2000, by and among MGM Grand, Inc., MGM Grand Acquisition, Inc. and Mirage Resorts, Incorporated (incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K dated March 6, 2000).

       23.1 Consent of Arthur Andersen LLP.

       99.1 MGM Grand, Inc.'s Prospectus Supplement, dated May 22, 2000, to Prospectus dated May 5, 2000 (incorporated by reference to the Rule 424(b) filing of MGM Grand, Inc. on May 24, 2000).
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MGM Grand, Inc.


Date: June 14, 2000                      By: /s/SCOTT LANGSNER
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                                         Name:  Scott Langsner
                                         Title: Senior Vice President and
                                                Secretary/Treasurer